EXHIBIT D

                                 EnerShop, Inc.
                                  Balance Sheet
                              As of March 31, 1997

ASSETS

Current Assets
              Accounts Receivable                                  $324,405
              Prepaid Warranty Costs                                 22,429
              Federal Income Tax Benefit                            252,662
              Work In Progress                                      109,041
              Other                                                  18,972
                                                                -----------
              Total Current Assets                                  727,509

              Office Furniture & Equipment                          111,079
              Accumulated Depreciation                              (15,600)
                                                                -----------
              Net Furniture & Equipment                              95,479

              Prepaid Benefit Plan Costs                             26,218
                                                                -----------

Total Assets                                                       $849,206
                                                                ===========

LIABILITIES & EQUITY

Current Liabilities
              Accounts Payable - Trade                             $246,628
              Accounts Payable - Affiliated Company               2,696,429
                                                                -----------
              Total Current Liabilities                           2,943,057

                                                                -----------
Total Liabilities                                                 2,943,057
                                                                -----------

EQUITY

             Common Stock                                               100
              Additional Paid In Capital                                900
              Retained Earnings                                  (2,094,851)
                                                                -----------
              Total Equity                                       (2,093,851)
                                                                -----------

TOTAL LIABILITIES & EQUITY                                         $849,206
                                                                ===========